Filed Pursuant to Rule 497(a)

File No. 333-231247

Rule 482 AD

WhiteHorse Finance, Inc. Announces Pricing of Public Offering of Common Stock

NEW YORK, NY – October 21, 2021 – WhiteHorse Finance, Inc., a business development company (the “Company”) (Nasdaq: WHF), today announced that it has priced an underwritten primary offering of 1,900,000 shares of its common stock at a public offering price of $15.81 per share, which will result in net proceeds to the Company of approximately $29.1 million, after deducting underwriting discounts and commissions payable by the Company and estimated offering expenses payable by the Company. The Company’s investment adviser has agreed to bear a portion of the underwriting discounts and commissions in connection with the offering of shares by the Company. The Company is not obligated to repay any of the amounts paid by the investment adviser. In addition, in connection with this proposed offering, the Company has granted the underwriters a 30-day option to purchase up to an additional 285,000 shares of common stock to cover overallotments, if any. The offering is expected to close on October 25, 2021, subject to customary closing conditions.

The Company intends to use all or substantially all of the net proceeds from the offering to invest in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes.

Raymond James & Associates, Inc., Deutsche Bank Securities and Keefe, Bruyette & Woods, A Stifel Company, are serving as joint book-running managers for the offering. B. Riley Securities, Inc., Ladenburg Thalmann & Co. Inc., Oppenheimer & Co. Inc. and Hovde Group, LLC are serving as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated October 20, 2021, and the accompanying prospectus, dated June 11, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint book-running managers at: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: (800) 248-8863, email: prospectus@raymondjames.com; Deutsche Bank Securities Inc., Prospectus Group, 60 Wall Street, New York, NY 10005, telephone: (800) 503-4611, email: prospectus.CPDG@db.com; and Keefe, Bruyette & Woods, Inc., Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone: (800) 966-1559, email: USCapitalMarkets@kbw.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with over $45 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stuart Aronson

WhiteHorse Finance, Inc.

212-506-0500

saronson@higwhitehorse.com

Joyson Thomas

WhiteHorse Finance, Inc.

305-379-2322

jthomas@higwhitehorse.com

Source: WhiteHorse Finance, Inc.

* Based on total capital commitments managed by H.I.G. Capital and affiliates.